Comerica Incorporated Fourth Quarter 2016Financial Review January 17, 2017 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 62 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary

	4Q16	3Q16	2016	2015
Diluted income per common share	$0.92	$0.84	$2.68	$2.84
Net interest income	$455	$450	$1,797	$1,689
Net interest margin	*2.65%*	*2.66%*	*2.71%*	*2.60%*
Provision for credit losses	35	16	248	147
Net credit-related charge-offs to average loans	*0.29%*	*0.13%*	*0.32%*	*0.21%*
Noninterest income	267	272	1,051	1,035
Noninterest expenses	461	493	1,930	1,827
Restructuring expenses	*20*	*20*	*93*	*-*
Net income	164	149	477	521
Average loans	$48,915	$49,206	$48,996	$48,628
Average deposits	59,645	58,065	57,741	58,326
Common equity Tier 1 capital ratio	11.07%[1]	10.69%	11.07%[1]	10.54%
Average diluted shares (millions)[2]	*177*	*176*	*177*	*181*
Efficiency Ratio[3]	63.58%	68.15%		

$ in millions, except per share data • [1]Estimated • [2]Average diluted shares for 4Q16 included an increase of 1MM shares as a result of the impact of increased share price on common stock equivalents • [3]Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses).

Comerica Bank

3

Full-Year 2016 Results

	2016	From FY15 Chg $	Chg %
Average loans	$48,996	$368	1%
Average deposits	57,741	(585)	(1)%
Net interest income	1,797	108	6%
Provision for credit losses	248	101	70%
Net credit-related charge-offs	*157*	*46*	*46%*
Noninterest income	1,051	16	2%
Noninterest expenses[1]	1,930	103	6%
Net income	477	(44)	(8)%
Earnings per share (EPS)[2]	2.68	(0.16)	(6)%
Equity repurchases[3]	6.6MM shares or $303MM		

Key YoY Performance Drivers

- Average Loans up 1% (or 2%, ex $641MM decline in Energy)
- Deposits down 1% with LCR adjustments early in 2016
- Net interest income grew due to rise in interest rates & earning asset growth
- Provision increased due to 1Q16 reserve build for Energy loans
- Noninterest income reflects growth in customer-driven fees (particularly card) partially offset by decline in non-fee categories
- Expenses included $93MM in restructuring charges
- Share repurchases plus dividends returned $458MM to shareholders

$ in millions, except per share data • 2016 compared to 2015 • [1]Included restructuring charges of $93MM in 2016 • [2]EPS based on diluted income per share • [3]2016 repurchases under the equity repurchase program

Comerica Bank

4

Fourth Quarter 2016 Results

	4Q16	Change From 3Q16	Change From 4Q15
Average loans	$48,915	$(291)	(1)%
Average deposits	59,645	1,580	3%
Net interest income	455	5	1%
Provision for credit losses	35	19	n/m
Net credit-related charge-offs	*36*	*20*	*n/m*
Noninterest income	267	(5)	(2)%
Noninterest expenses[1]	461	(32)	(6)%
Net income	164	15	10%
Earnings per share (EPS)[2]	0.92	0.08	10%
Equity repurchases[3]	1.8MM shares or $99MM		

Key QoQ Performance Drivers

- Average loans relatively stable, reflects seasonality & Energy portfolio reduction
- Deposit growth strong with increases in nearly all lines of business
- Net interest income benefitted from increase in interest rates
- Provision & net charge-offs increased from low level
- Noninterest income decreased with decline in commercial lending fees
- Lower expenses mainly resulting from GEAR Up initiative (lower salaries & benefits)
- Taxes benefitted from early termination of certain leveraged lease transactions
- Active capital management continued

$ in millions, except per share data • n/m = not meaningful • 4Q16 compared to 3Q16 • [1]Included restructuring charges of $20MM in 3Q16 & 4Q16 • [2]EPS based on diluted income per share • [3]4Q16 repurchases under the equity repurchase program

Comerica Bank

5

Loans Relatively Stable

Typical seasonality & Energy portfolio reduction



Total Loans
($ in billions)
Loan Yields
48.5
48.4
49.5
49.2
48.9
49.3
49.1
3.24
3.38
3.31
3.33
3.36
4Q15
1Q16
2Q16
3Q16
4Q16
Average Balances
3Q16
4Q16
Period-end

Average loans decreased $291MM

- Mortgage Banker Finance
- Energy
- General Middle Market
- Environmental Services
+ National Dealer Services

Loan yields +3 bps

+ Increase in rates
- Lease residual value adjustment

Commitments $52.5B

- Declined 1% due to reduction in Energy & seasonal decline in Mortgage Banker
- Line utilization[1] remained stable at 51%

Loan pipeline remains strong

4Q16 compared to 3Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

6

Strong Deposit Growth
Driven by increase in noninterest-bearing deposits



Total Deposits
($ in billions)
Deposit Rates[1]
59.7
56.7
56.5
58.1
59.6
59.3
59.0
0.14
0.14
0.14
0.14
0.14
4Q15
1Q16
2Q16
3Q16
4Q16
3Q16
4Q16
Average Balances
Period-end

Average deposits increased $1.6B

+ Corporate Banking
+ Energy
+ General Middle Market
+ Retail Bank
- Technology & Life Sciences

- Noninterest-bearing grew $1.6B
- Interest-bearing declined $57MM

Loan to Deposit Ratio[2] of 83%

4Q16 compared to 3Q16 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/16

Comerica Bank

7

Securities Portfolio Stable
Average yield unchanged



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
10.9
12.4
12.3
12.4
12.3
12.5
12.4
9.2
9.4
9.3
9.4
9.4
9.5
9.5
2.11
2.05
2.03
2.01
2.01
4Q15
1Q16
2Q16
3Q16
4Q16
3Q16
4Q16
Average Balances
Period-end

Securities portfolio

- Duration of 3.5 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $42MM[2]
- Net unamortized premium of $29MM[3]
- GNMA ~49% of MBS portfolio

12/31/16 • [1]Estimated as of 12/31/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

8

Net Interest Income Increased $5MM

NIM decreased 1 basis point; rate rise offset by increased liquidity



Net Interest Income
($ in millions)
NIM
433
447
445
450
455
2.58
2.81
2.74
2.66
2.65
4Q15
1Q16
2Q16
3Q16
4Q16

4Q16 compared to 3Q16

Net Interest Income and Rate NIM		
$450MM	**3Q16**	**2.66%**
+1MM	Loan impacts: + $6MM increase in rates - $2MM lower volume - $2MM lease residual value adj. - $1MM other portfolio dynamics	+0.02
+1MM	Lower wholesale funding cost	+0.01
+1MM	Investment securities income	--
+2MM	$1.5B increase in Fed balances	-0.04
$455MM	**4Q16**	**2.65%**

9

Credit Quality Strong

Energy business line reserve allocation[1] >7% of Energy loans



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
679
770
772
772
771
1.29
1.47
1.45
1.48
1.49
4Q15
1Q16
2Q16
3Q16
4Q16



Criticized Loans2
($ in millions)
NALs
Criticized as a % of Total Loans
3,193
3,928
3,551
3,261
2,856
6.5
8.0
7.0
6.6
5.8
367
681
605
631
582
4Q15
1Q16
2Q16
3Q16
4Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	4Q16 NCO[3]
E&P	$1,587	$909	$294	$15
Midstream	374	45	7	-
Services	289	200	27	-
Total Energy	$2,250	$1,154	$328	$15
Q/Q change	(207)	(319)	(50)	9

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$46,838	$49,088
% of total	*95%*	*100%*
Criticized[2]	1,702	2,856
Ratio	3.6%	5.8%
Q/Q change	(86)	(405)
Nonaccrual	254	582
Ratio	0.5%	1.2%
Q/Q change	1	(49)
Net charge-offs[3]	21	36
Ratio	0.17%	0.29%

12/31/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

10

Noninterest Income Decreased from Record 3Q16 Level

Non-fee income decreased $4MM



Noninterest Income
($ in millions)
266
244
268
272
267
4Q15
1Q16
2Q16
3Q16
4Q16

4Q16 compared to 3Q16

Noninterest income decreased $5MM

+ $3MM Card fees
- $5MM Commercial Lending fees
- $2MM Net securities loss (related to Visa derivative)
- $2MM Deferred comp (offset in noninterest expense)

Comerica Bank

11

Noninterest Expenses Decreased 6%

Restructuring costs of $20MM included in 4Q16



Noninterest Expenses
($ in millions)
Restructuring
482
458
518
53
493
20
461
20
4Q15
1Q16
2Q16
3Q16
4Q16

4Q16 compared to 3Q16

>$25MM in GEAR Up savings realized thus far

Noninterest expenses down $32MM

- $28MM Salaries & Benefits
- $ 4MM Consulting Fees
- $ 3MM Gain on early termination of certain leased assets

+ $ 3MM Outside processing

Comerica Bank

12

Active Capital Management

Continued to return excess capital to shareholders

2016 CCAR Capital Plan

- Equity repurchases up to $440 million (3Q16-2Q17)
- Pace of buyback linked to capital position, financial performance & market conditions

Equity repurchases[1]

- 1.8MM shares for $99MM in 4Q16
- 2.1MM shares for $97MM in 3Q16
- 5MM shares issued in 4Q16 for warrants & employee options exercised

Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
102
37
65
79
37
42
103
38
65
137
40
97
139
40
99
4Q15
1Q16
2Q16
3Q16
4Q16

Share Count

(in millions)



Common Shares Outstanding
Average Diluted Shares
192
188
187
182
185
179
181
176
177
175
2012
2013
2014
2015
2016

Dividends Per Share Growth



0.55
0.68
0.79
0.83
0.89
2012
2013
2014
2015
2016

12/31/16 • [1]Shares repurchased under equity repurchase program

Comerica Bank

13

Potential Future Upside

Significant upside from recent rate increase

Additional Annual Net Interest Income[1]

Estimated increase from interest rate movement



~$50MM to ~$85MM
~$95MM to ~$155MM
~$120MM to ~$235MM
25 bps
50 bps
75 bps

Range is driven by deposit betas, deposit reduction & incremental funding needs

Well Positioned for Potential Tax Changes

2016 Tax Reconciliation

($ in millions)	Amount	Rate
Tax based on federal statutory rate	$235	35.0%
State income taxes	8	1.2
Affordable housing and historic credits	(22)	(3.3)
Bank-owned life insurance	(15)	(2.3)
Lease termination transactions	(15)	(2.2)
Tax-related interest and penalties	3	0.5
Other	(1)	(0.1)
Provision for income taxes	**193**	**28.8%**

Other Potential Upsides

- Regulatory relief on expenses & capital management
- Fiscal stimulus driving economic growth & loan demand

12/31/16 • Outlook as of 1/17/17 • [1]Based on immediate parallel shock. Calculations derived from sensitivity results shown on slide 22.

Comerica Bank

14

GEAR Up: Growth in Efficiency And Revenue

Goal: Enhance shareholder value through increased profitability

On Track to Reach FY18 Financial Targets

- ~270MM additional annual pre-tax income[1]
- Double-digit ROE
- ≤ 60% Efficiency Ratio

Expense Achievements & Opportunities

Achieved FY16 Workforce Reduction

(# of employees – full time equivalent)



8,948
8,876
8,880
7,960
~8,000
2013
2014
2015
2016
Proj 2017

19 Banking Centers Consolidated in FY16[2]



482
480
476
457
438
2013
2014
2015
2016
Proj 2017

Revised Retirement Plan Reducing Expense[3]

($ in millions)



95
50
58
16
~(17)
2013
2014
2015
2016
Proj 2017

12/31/16 • [1]Relative to when we began the initiative in June 2016 • [2]Count of total U.S. banking centers • [3]Includes Pension, Postretirement & Retirement Account Plan costs • Estimates & outlook as of 1/1717

15

Management Outlook FY17 compared to FY16

Assuming continuation of current economic & low rate environment

GEAR Up initiative incorporated into this Outlook		
Average loans	*Higher*	• In line with growth in real GDP • Increases in most lines of business & reduced headwind from declining Energy loans
Net interest income	*Higher*	• December rise in short-term rates expected to contribute approx. $70MM (assuming a 25% deposit beta) • Contribution from loan growth • Partly offset by higher funding costs & minor loan yield compression
Provision	*Lower*	• Provision & net charge-offs in-line with historical normal levels of 30-40 basis points • Continued solid performance of the overall portfolio
Noninterest income	*Higher*	• Execution of GEAR Up opportunities of ~$30MM • Modest growth in treasury management & card fees, as well as wealth management products such as fiduciary & brokerage services • Increase 4-6%

Noninterest expenses	*Lower*	• Restructuring expenses of about $25MM-$50MM (2016 $93MM)
		• Remaining noninterest expense decline 1-2%
		    • GEAR Up savings: additional $125MM relative to 2016 savings (2016 >$25MM)
		    • Increased outside processing in line with growing revenue, continued increases in technology costs, higher FDIC insurance expense & typical inflationary pressures
		    • No repeat of gain on leveraged lease terminations (2016 $13MM)
		• Decrease 4-5% including restructuring charges

Income Taxes	*Higher*	• ~33% of pre-tax income

Outlook as of 1/17/17

16

Appendix

commitment

Comerica Bank

Loans by Business and Market

By Line of Business	4Q16	3Q16	4Q15
Middle Market			
General	$12.4	$12.5	$13.0
Energy	2.4	2.6	3.2
National Dealer Services	6.6	6.3	6.2
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.2	3.1	3.3
Environmental Services	0.8	0.9	0.9
Total Middle Market	$26.2	$26.2	$27.3
Corporate Banking			
US Banking	2.4	2.3	2.4
International	1.6	1.7	1.7
Mortgage Banker Finance	2.4	2.5	1.7
Commercial Real Estate	5.4	5.5	4.6
BUSINESS BANK	**$37.9**	**$38.2**	**$37.7**
Small Business	3.9	3.9	3.9
Retail Banking	2.0	2.0	1.9
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.1	5.1	5.0
WEALTH MANAGEMENT	**5.1**	**5.1**	**5.0**
TOTAL	**$48.9**	**$49.2**	**$48.5**

By Market	4Q16	3Q16	4Q15
Michigan	$12.5	$12.5	$13.0
California	17.7	17.6	17.0
Texas	10.4	10.6	10.9
Other Markets[1]	8.3	8.5	7.6
TOTAL	**$48.9**	**$49.2**	**$48.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

18

Loans by Business and Market

By Line of Business	2016	2015
Middle Market		
General	$12.6	$13.3
Energy	2.8	3.4
National Dealer Services	6.4	6.0
Entertainment	0.7	0.7
Tech. & Life Sciences	3.2	3.1
Environmental Services	0.9	0.9
Total Middle Market	$26.6	$27.4
Corporate Banking		
US Banking	2.4	2.5
International	1.7	1.8
Mortgage Banker Finance	2.2	1.8
Commercial Real Estate	5.2	4.4
BUSINESS BANK	**$38.1**	**$37.9**
Small Business	3.9	3.9
Retail Banking	2.0	1.9
RETAIL BANK	**$5.9**	**$5.8**
Private Banking	5.0	4.9
WEALTH MANAGEMENT	**$5.0**	**$4.9**
TOTAL	**$49.0**	**$48.6**

By Market	2016	2015
Michigan	$12.6	$13.2
California	17.6	16.6
Texas	10.6	11.2
Other Markets[1]	8.2	7.7
TOTAL	**$49.0**	**$48.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

19

Deposits by Business and Market

By Line of Business	4Q16	3Q16	4Q15
Middle Market			
General	$15.6	$15.4	$16.0
Energy	1.1	0.6	0.7
National Dealer Services	0.3	0.3	0.3
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	6.0	6.2	6.3
Environmental Services	0.1	0.1	0.2
Total Middle Market	$23.4	$22.7	$23.5
Corporate Banking			
US Banking	$2.5	$2.1	$3.3
International	2.5	2.3	2.4
Mortgage Banker Finance	0.8	0.8	0.6
Commercial Real Estate	2.1	2.1	1.8
BUSINESS BANK	**$31.2**	**$30.0**	**$31.7**
Small Business	3.4	3.3	3.2
Retail Banking	20.6	20.4	20.0
RETAIL BANK	**$24.0**	**$23.7**	**$23.3**
Private Banking	4.1	4.0	4.4
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$4.4**
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$59.6**	**$58.1**	**$59.7**

By Market	4Q16	3Q16	4Q15
Michigan	$22.0	$21.9	$22.1
California	18.4	17.7	18.5
Texas	10.4	9.9	10.8
Other Markets[1]	8.5	8.2	7.9
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$59.6**	**$58.1**	**$59.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

20

Deposits by Business and Market

By Line of Business	2016	2015
Middle Market		
General	$15.1	$15.9
Energy	0.8	0.7
National Dealer Services	0.3	0.2
Entertainment	0.2	0.1
Tech. & Life Sciences	6.1	6.3
Environmental Services	0.1	0.2
Total Middle Market	$22.6	$23.4
Corporate Banking		
US Banking	2.2	2.8
International	2.3	2.2
Mortgage Banker Finance	0.7	0.6
Commercial Real Estate	1.9	1.9
BUSINESS BANK	**$29.7**	**$30.9**
Small Business	3.2	3.1
Retail Banking	20.3	19.8
RETAIL BANK	**$23.5**	**$22.9**
Private Banking	4.1	4.1
WEALTH MANAGEMENT	**$4.1**	**$4.1**
Finance/ Other[2]	0.4	0.4
TOTAL	**$57.7**	**$58.3**

By Market	2016	2015
Michigan	$21.8	$21.9
California	17.4	17.8
Texas	10.2	10.9
Other Markets[1]	8.0	7.3
Finance/ Other[2]	0.3	0.4
TOTAL	**$57.7**	**$58.3**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

21

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q16 Standard Model

($ in millions)



~95
~140
~190
~190
~210
~250
~325
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

12/31/16 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

22

CRE by Property Type1($ in millions; Period-end) 24% 32% 44% Other Texas California CRE by Market1($ in millions; Period-end, based on location of property) Commercial Real Estate Line of BusinessLong history of working with well established, proven developers 12/31/16 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans not secured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications 23 CRE Period-end2($ in billions) Total Loans$4,502 Texas Market $1,441Dallas 38%Houston 26%Austin 22%Other 14% Criticized Loans3($ in millions) 17 8 8 8 9 109 99 84 46 49 2.4 1.9 1.5 0.9 0.9 4Q15 1Q16 2Q16 3Q16 4Q16 NALs Criticized as a % of Total Loans 4.6 5.1 5.5 5.4 5.3 4Q15 1Q16 2Q16 3Q16 4Q16 Multifamily46% Retail12% Commercial11% Office7% Single Family7% Multi use4% Land Carry5% Other8%Total$4,502 Energy Line of BusinessCriticized Loans2($ in millions) 479 509 467 352 374 480 426 363 332 289 2,111 2,162 1,911 1,773 1,587 3,070 3,097 2,741 2,457 2,250 4Q15 1Q16 2Q16 3Q16 4Q16 Midstream Services Exploration & Production Energy Line of Business Loans ($ in millions; Period-end) 132 423 346 378 328 1,244 1,833 1,552 1,473 1,154 4Q15 1Q16 2Q16 3Q16 4Q16 NALs Energy Line of Business Credit Quality Improved in 4Q16Granular, contracting portfolio 12/31/16 ● 1As of 1/8/17 ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 3Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. Natural Gas 13% Oil40% Mixed18% 6,134 5,573 4,945 4,605 4,385 49% 54% 54% 52% 50% 4Q15 1Q16 2Q16 3Q16 4Q16 Total Commitments Utilization Rate  Maintain granular portfolio: ~200 customers  Loans decreased $207MM since 9/30/16  E&P companies1  Fall redeterminations resulted in ~11% increase in borrowing bases  96% of nonaccrual loans current on interest as of 12/31/16 24 Reserve3>7%

923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,54 4 2,35 2 200300 400500 600700 800900 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 4Q1 6 Actual MBAMortgageOriginationVolumes 12/31/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 12/14/16; 4Q16 estimated ●2$ in billions Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 470 352 430 437 352 345 445 443 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 4Q16: • Comerica: ~67% purchase • Industry: 49% purchase1  Strong credit quality• No charge-offs since 2010 25 National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 15% Ford 9% GM 9% Fiat/Chrysler 10%Mercedes 3% Nissan/ Infiniti 6% Other European 11% Other Asian 11% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 6%Michigan 19% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 3.4 3.8 4. 3 4.3 4.6 4.9 5.1 4.9 5. 3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 4Q1 6 Floor Plan Total $6.9B 12/31/16 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 26

Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~220 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation

Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
1.8
2.0
2.5
3.1
3.2
0.3
0.4
0.6
1.1
1.4
2012
2013
2014
2015
2016

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~46%
Leveraged Finance ~4%
Early Stage ~14%
Growth ~27%
Late Stage ~9%
Total $3.1B

Net Charge-off Ratio[1]

(In basis points)



57
61
89
108
51
2012
2013
2014
2015
2016

12/31/16 • [1]TLS net charge-offs to avg. TLS loans

Comerica Bank

27

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $2.8B outstanding[1]
  - $3.9B remaining borrowing capacity
- Brokered deposits
- Fed funds/ Repo markets

Debt Profile by Maturity[2]

($ in millions)



Subordinated Notes
Senior Notes
FHLB Advance[1]
500
350
4,225
2017
2019
2020+

Funding Profile At December 31, 2016

($ in billions)



Interest-Bearing Deposits $27.4 38%
Noninterest-Bearing Deposits $31.5 44%
Equity $7.8 11%
Wholesale Debt $5.2 7%

12/31/16 • [1]2026 maturity • [2]Face value at maturity

Comerica Bank

28

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB	BBB
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 1/13/17 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

29

Comerica Bank

commitment

30